WILLIAM BLAIR GROWTH STOCK CONFERENCE JUNE 14, 2016 | CHICAGO, IL

FORWARD LOOKING STATEMENT Cautionary Statement Regarding Forward Looking Statements This presentation contains forward-looking statements including with respect to estimated 2016 guidance and the impact of various factors on operating results. Each of the forward-looking statements is subject to change based on various important factors, including without limitation, competitive actions in the marketplace, adverse actions of governmental and other third-party payers and the results from the Company’s acquisition of Covance. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect LabCorp’s operating and financial results is included in the Company’s Form 10-K for the year ended December 31, 2015, including in each case under the heading risk factors, and in the Company’s other filings with the SEC, as well as in the risk factors included in Covance’s filings with the SEC. The information in this presentation should be read in conjunction with a review of the Company’s filings with the SEC including the information in the Company’s Form 10-K for the year ended December 31, 2015, under the heading MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. The Company assumes no obligation to update any forward-looking information included in this presentation. 2

LABCORP OVERVIEW • Provides diagnostic, drug development and technology-enabled solutions for >100 million patient encounters per year • Leading national clinical laboratory – LabCorp Diagnostics • Leading Contract Research Organization (CRO) – Covance Drug Development • >$8.5B revenue in 2015 • >50,000 employees worldwide • Experienced management team • Serves large, growing, fragmented global markets Corporate Headquarters: Burlington, NC World’s Leading Healthcare Diagnostics Company 3

LABCORP DIAGNOSTICS OVERVIEW 4 Pro Forma Segment Financial Summary2 Constant Year Ended Currency 2015 2014 Change Change Revenue 6,211$ 5,922$ 4.9% 5.7% Adj. O.I. 1,240$ 1,129$ 9.8% Adj. O.I. % 20.0% 19.1% 90 bps • >$6.2B revenue in 20151 • National network of 39 primary clinical laboratories and approximately 1,700 patient service centers • Offers broad range of 4,700+ clinical, anatomic pathology, genetic and genomic tests • Processes approximately 500,000 patient specimens daily • Serves >220,000 physicians, government agencies, managed care organizations, hospitals, clinical labs and pharmaceutical companies 1. Presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2014 2. Presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2014. Adjusted operating income and margin exclude unallocated corporate expenses, amortization, restructuring and other special items Leading National Clinical Laboratory

COVANCE DRUG DEVELOPMENT OVERVIEW 5 Pro Forma Segment Financial Summary2 Constant Year Ended Currency 2015 2014 Change Change Revenue 2,629$ 2,611$ 0.7% 4.3% Adj. O.I. 372$ 340$ 9.2% Adj. O.I. % 14.1% 13.0% 110 bps • >$2.6B revenue in 20151 • Only provider of full spectrum of drug development services • Market leader in early development, central laboratory, and Phase I-IV clinical trial management services • Involved in the development of all of the top 50 drugs on the market3 • Collaborated on 87% of the 45 new drugs approved by FDA in 2015, including 100% of the approved oncology drugs • Generates more safety and efficacy data than any other drug development company 1. Presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2014 2. Presented on a pro forma basis as if the acquisition of Covance closed on January 1, 2014. Adjusted operating income and margin exclude unallocated corporate expenses, amortization, restructuring and other special items 3. Based on 2014 drug sales Leading CRO / Drug Development Services Provider

DIVERSIFIED REVENUE BASE (2015 PRO FORMA REVENUE1) 6 Unique Customer Mix 30% 30% 23% 11% 3% 3% Pharma & Biotech Managed Care (Fee for Service) Other Payers Medicare & Medicaid Patient Managed Care (Capitated) 1. Presented on a pro forma basis as if the acquisition of Covance closed on January 1st, 2015 2. Includes physicians and hospitals, Occupational Testing Services, non-U.S. clinical diagnostic laboratory operations, nutritional chemistry and food safety operations, and Beacon LBS 2

EXPANDED GROWTH OPPORTUNITIES WITH INCREASED GLOBAL PRESENCE 7 1. 2014 revenue excludes Covance. 2015 revenue presented on a pro forma basis as if the acquisition of Covance closed on January 1st, 2015 2. Based on industry publications and company estimates 3. Over 30 currencies in 2015 and no single currency (other than US dollar) accounts for more than 10% of 2015 revenue 2014 Revenue Distribution1 >$70 billion addressable market2 2015 Revenue Distribution1 0% 25% 50% 75% 100% USA Rest of World 92.7% 80.9% 7.3% 19.1% 0% 25% 50% 75% 100% USA Rest of World 92.7% Markets Served North American Clinical Reference Laboratory Central Laboratory Market Opportunities Global Clinical Reference Laboratory Drug Development Central Laboratory Market Access Food Safety and Chemistry >$200 billion addressable market2 3

OUR MISSION: IMPROVE HEALTH AND IMPROVE LIVES 8 Build / Acquire Complementary Capabilities Organic Growth Through New Tests, Customers and Markets Integrate Diagnostic Information and Content Build / Acquire Complementary Capabilities Use Tools and Technology to Improve Success, and Reduce Time and Cost, of Trials Commercialize Technology-Enabled Solutions Develop Scalable Platforms and Applications for Customers Delivering World Class Diagnostics Bringing Innovative Medicines to Patients Faster Changing the Way Care is Provided

CREATE SHAREHOLDER VALUE THROUGH ACQUISITION OF COMPLEMENTARY BUSINESSES 9 Acquisition Criteria Healthcare related businesses that leverage our core competencies Market leader Strong management team International Accretive to earnings and cash flow year 1 Earn cost of capital by year 4 Genzyme Genetics

10 LONG-TERM REVENUE GROWTH1 $3.3 $3.6 $4.1 $4.5 $4.7 $5.0 $5.5 $5.7 $5.8 $8.5 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $6.0 ($ Billions) 10-Year CAGR: 10% CAGR 3% 1. 2005-2014 revenue excludes Covance results. 2008 revenue includes a $7.5 million adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company

11 LONG-TERM REVENUE GROWTH1 $3.3 $3.6 $4.1 $4.5 $4.7 $5.0 $5.5 $5.7 $5.8 $8.5 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $6.0 ~$9.3 ($ Billions) CAGR 3% 1. 2005-2014 revenue excludes Covance results. 2008 revenue includes a $7.5 million adjustment relating to certain historic overpayments made by Medicare for claims submitted by a subsidiary of the Company 2. Guidance issued on April 25, 2016 Midpoint of Guidance2 ~9.5%

LONG-TERM ADJUSTED EPS GROWTH1,2 10-Year CAGR: 10% 1. EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). Diluted EPS, as reported in the Company’s Annual Report were: $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; $5.91 in 2014; and $4.34 in 2015 2. 2005-2014 figures exclude Covance results, and other items discussed in the Appendix $3.01 $3.53 $4.45 $4.91 $5.24 $5.98 $6.37 $6.82 $6.95 $6.80 $7.91 $8.65 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 CAGR 0% 12

LONG-TERM ADJUSTED EPS GROWTH1,2 1. EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). Diluted EPS, as reported in the Company’s Annual Report were: $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; $5.91 in 2014; and $4.34 in 2015 2. 2005-2014 figures exclude Covance results, and other items discussed in the Appendix 3. Guidance issued on April 25, 2016 $3.01 $3.53 $4.45 $4.91 $5.24 $5.98 $6.37 $6.82 $6.95 $6.80 $7.91 $8.75 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 CAGR 0% Midpoint of Guidance3 13

$516 $567 $624 $748 $758 $759 $668 $617 $536 $727 $925 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 14 FREE CASH FLOW1,2 1. 2006-2014 figures exclude Covance results 2. Operating Cash Flow and Free Cash Flow in 2011 excludes the $49.5 million Hunter Labs settlement ($ Millions) 10-Year Average Free Cash Flow: $652 million

$516 $567 $624 $748 $758 $759 $668 $617 $536 $727 $925 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 FREE CASH FLOW1,2 1. 2006-2014 figures exclude Covance results 2. Operating Cash Flow and Free Cash Flow in 2011 excludes the $49.5 million Hunter Labs settlement 3. Guidance issued on April 25, 2016 ($ Millions) Midpoint of Guidance3 15

EFFECTIVE CAPITAL DEPLOYMENT TO BUILD SHAREHOLDER VALUE 16 Capital Expenditures 10% $2.8 billion Share Repurchase 23% Other Acquisitions 19% Approximately $11.8 billion in capital deployment since 20101 $5.6 billion $1.2 billion 1. Includes cash from operations (approximately $5.2 billion) as well as debt (approximately $4.8 billion) and equity (approximately $1.8 billion) issuances. Excludes debt repayment Covance Acquisition 48% $2.2 billion

CONCLUSION 17 • Unique business with unique capabilities • Expanded growth opportunities in the US and around the globe • Focus on execution of our strategy to increase shareholder value Key Points

WILLIAM BLAIR GROWTH STOCK CONFERENCE JUNE 14, 2016 | CHICAGO, IL

Appendix

2016 FINANCIAL GUIDANCE1 Excluding the impact of amortization, restructuring and special items, guidance for 2016 is: Current Guidance (assumes foreign exchange rates effective as of March 31, 2016) Implied Constant Currency Revenue Growth Total net revenue growth: 8.5% – 10.5%3 8.9% – 10.9% LabCorp Diagnostics net revenue growth2: 4.0% – 5.5%4 4.2% – 5.7% Covance Drug Development net revenue growth2: 6.0% – 9.0%5 6.5% – 9.5% Implied Year-Over-Year Growth Adjusted EPS: $8.55 – $8.95 Approximately 8% - 13% Free cash flow: $900 Million – $950 Million Approximately 24% - 31% 1. Guidance issued on April 25, 2016 2. Net revenue growth compared to 2015 pro forma segment net revenue 3. Includes the impact from approximately 40 basis points of negative currency 4. Includes the impact from approximately 20 basis points of negative currency 5. Includes the impact from approximately 50 basis points of negative currency

FOOTNOTES TO SLIDES 12 AND 13 (1) EPS, as presented, represents adjusted, non-GAAP financial measures (excludes amortization, restructuring and other special charges). Diluted EPS, as reported in the Company’s Annual Report were: $2.71 in 2005; $3.24 in 2006; $3.93 in 2007; $4.16 in 2008; $4.98 in 2009; $5.29 in 2010; $5.11 in 2011; $5.99 in 2012; $6.25 in 2013; $5.91 in 2014; and $4.34 in 2015 (2) 2005-2014 figures exclude Covance results. Excluding the $0.09 per diluted share impact of restructuring and other special charges and the $0.21 per diluted share impact from amortization in 2005; excluding the $0.06 per diluted share impact of restructuring and other special charges and the $0.23 per diluted share impact from amortization in 2006; excluding the $0.25 per diluted share impact of restructuring and other special charges and the $0.27 per diluted share impact from amortization in 2007; excluding the $0.44 per diluted share impact of restructuring and other special charges and the $0.31 per diluted share impact from amortization in 2008; excluding the ($0.09) per diluted share impact of restructuring and other special charges and the $0.35 per diluted share impact from amortization in 2009; excluding the $0.26 per diluted share impact of restructuring and other special charges and the $0.43 per diluted share impact from amortization in 2010; excluding the $0.72 per diluted share impact of restructuring and other special charges, the $0.03 per diluted share impact from a loss on the divestiture of assets and the $0.51 per diluted share impact from amortization in 2011; excluding the $0.29 per diluted share impact of restructuring and other special charges and the $0.54 per diluted share impact from amortization in 2012; excluding the $0.15 per diluted share impact of restructuring and other special charges and the $0.55 per diluted share impact from amortization in 2013; excluding the $0.34 per diluted share impact of restructuring and other special charges and the $0.55 per diluted share impact from amortization in 2014; and excluding the $2.44 per diluted share impact of restructuring and other special charges and the $1.13 per diluted share impact from amortization in 2015 (3) Guidance issued on April 25, 2016

(1) Results in 2015 include measurement period adjustments related to the acquisition of Covance (2) Adjusted Operating Income and Adjusted EPS exclude amortization, restructuring and special items (3) See Reconciliation of non-GAAP Financial Measures in Appendix (4) Operating cash flow in the first quarter of 2015 is negatively impacted by $153.5 million of non-recurring items related to the Covance acquisition (5) Adjusted for $153.5 million of non-recurring items related to the Covance acquisition in the first quarter of 2015 The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance 1Q16 1Q15 % Change Net Revenue $2,295.2 $1,772.3 29.5% Adjusted Operating Income(2) (3) $375.5 $302.2 24.3% Adjusted Operating Margin 16.4% 17.1% (70 bps) Adjusted EPS(2) (3) $2.02 $1.76 14.8% Operating Cash Flow(4) $123.0 ($86.9) Less: Capital Expenditures ($71.4) ($33.8) Free Cash Flow $51.6 ($120.7) Free Cash Flow, Excluding Acquisition-Related Charges(5) $51.6 $32.8 57.3% FIRST QUARTER CONSOLIDATED RESULTS1 (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

(1) The consolidated net revenue and adjusted operating income are presented net of inter-segment transaction eliminations (2) Adjusted Operating Income excludes amortization, restructuring and special items (3) See Reconciliation of non-GAAP Financial Measures in Appendix Pro forma results assume that the acquisition of Covance closed on January 1, 2015 1Q16 1Q15 % Change Net Revenue LabCorp Diagnostics $1,590.6 $1,483.3 7.2% Covance Drug Development $703.1 $624.6 12.6% Total Net Revenue $2,293.6 $2,107.9 8.8% Adjusted Operating Income(2) (3) LabCorp Diagnostics $310.3 $289.6 7.1% Adjusted Operating Margin 19.5% 19.5% 0 bps Covance Drug Development $103.3 $74.2 39.2% Adjusted Operating Margin 14.7% 11.9% 280 bps Unallocated Corporate Expense ($38.0) ($31.3) (21.4%) Total Adjusted Operating Income $375.5 $332.5 12.9% Total Adjusted Operating Margin 16.4% 15.8% 60 bps FIRST QUARTER PRO FORMA SEGMENT RESULTS1 (DOLLARS IN MILLIONS)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (FIRST QUARTER RESULTS) The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Adjusted Operating Income 2016 2015 Operating Income 301.9$ 132.4$ Acquisition-related costs 2.9 113.4 Restructuring and other special charges 19.2 19.3 Consulting fees and executive transition expenses 4.1 6.0 Wind-down of minimum volume contract operations 1.6 - Project LaunchPad system implementation costs 1.5 - Amortization of intangibles and other assets 44.3 31.1 Adjusted operating income 375.5$ 302.2$ Adjusted EPS Diluted earnings per common share 1.55$ 0.04$ Restructuring and special items 0.18 1.51 Amortization expense 0.29 0.21 Adjusted EPS 2.02$ 1.76$ Three Months Ended March 31, LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (FIRST QUARTER RESULTS) The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Free Cash Flow: 2015 2014 Net cash provided by (used for) operating activities 123.0$ (86.9)$ Less: Capital expenditures (71.4) (33.8) Free cash flow 51.6$ (120.7)$ Free Cash Flow, Excluding Acquisition Related Charges: Net ca h provided by (used for) operating activities 123.0$ (86.9)$ Add back: Acquisition related charges - 153.5 Net cash provided by operating activities, excluding acquisition-related charges 123.0$ 66.6$ Less: Capital expenditures (71.4) (33.8) Free cash flow, excluding acquisition-related charges 51.6$ 32.8$ LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data) Three Months Ended December 31,

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES – FOOTNOTES (FIRST QUARTER RESULTS) 1) During the first quarter of 2016, the Company recorded net restructuring and other special charges of $19.2 million. The charges included $4.5 million in severance and other personnel costs along with $17.0 million in costs associated with facility closures and general integration initiatives. A substantial portion of these costs relate to the planned closure of duplicative data center operations. The Company reversed previously established reserves of $2.3 million in unused severance reserves primarily as the result of selling one of its minimum volume contract facilities to a third party. The Company incurred additional legal and other costs of $1.6 million relating to the wind-down of its minimum volume contract operations. The Company also recorded $1.7 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $1.2 million in short-term equity retention arrangements relating to the acquisition of Covance and $4.1 million of accelerated equity compensation relating to the announced retirement of a Company executive (all recorded in selling, general and administrative expenses). In addition, the Company incurred $1.5 million of non-capitalized costs associated with the implementation of a major system as part of its Project LaunchPad business process improvement initiative. The after tax impact of these charges decreased net earnings for the quarter ended March 31, 2016, by $19.0 million and diluted earnings per share by $0.18 ($19.0 million divided by 103.6 million shares). 2) During the first quarter of 2015, the Company recorded net restructuring and other special charges of $19.3 million. The charges included $3.2 million in severance and other personnel costs along with $1.3 million in costs associated with facility closures and general integration initiatives. In addition, the Company recorded asset impairments of $14.8 million relating to lab and customer service applications that will no longer be used. The Company also recorded $6.0 million of consulting expenses relating to fees incurred as part of its Project LaunchPad business process improvement initiative. The Company recorded $166.0 million of one-time costs associated with its acquisition of Covance. The costs included $79.5 million of Covance employee equity awards, change in control payments and short-term retention arrangements that were accelerated or triggered by the acquisition transaction (all in SG&A in the accompanying Consolidated Statements of Operations). The acquisition costs also included advisor and legal fees of $33.9 million (recorded in SG&A in the accompanying Consolidated Statements of Operations), $15.2 million of deferred financing fees associated with the Company’s bridge loan facility as well as a make-whole payment of $37.4 million paid to call Covance’s private placement debt outstanding at the purchase date (both amounts recorded in interest expense in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the quarter ended March 31, 2015, by $141.3 million and diluted earnings per share by $1.51 ($141.3 million divided by 93.8 million shares).

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES – FOOTNOTES (FIRST QUARTER RESULTS) 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended March 31, 2016 and 2015, intangible amortization was $44.3 million and $31.1 million, respectively ($30.1 million and $20.1 million net of tax, respectively) and decreased EPS by $0.29 ($30.1 million divided by 103.6 million shares) and $0.21 ($20.1 million divided by 93.8 million shares), respectively. 4) During the first quarter of 2015, the Company's operating cash flows were reduced due to payment of $153.5 million in acquisition-related charges. These payments were comprised of $75.5 million in legal and advisor fees, $40.6 million in accelerated Covance employee equity awards, and $37.4 million in make-whole payments triggered by calling Covance private placement notes outstanding at the time of the transaction.

2015 PRO FORMA SEGMENT RESULTS (DOLLARS IN MILLIONS) 28 1. Adjusted Operating Income excludes amortization, restructuring and special items 2. See Reconciliation of non-GAAP Financial Measures in Appendix Pro forma results assume that the acquisition of Covance closed on January 1, 2014 Twelve Months Twelve Months Ended 12/31/15 Ended 12/31/14 % Change Net Revenue LabCorp Diagnostics $6,210.6 $5,922.2 4.9% Covance Drug Development $2,628.7 $2,610.5 0.7% Total Net Revenue $8,839.3 $8,532.7 3.6% Adjusted Operating Income1, 2 LabCorp Diagnostics $1,239.8 $1,129.4 9.8% Adjusted Operating Margin 20.0% 19.1% 90 bps Covance Drug Development $371.5 $340.3 9.2% Adjusted Operating Margin 14.1% 13.0% 110 bps Unallocated Corporate Expense ($134.1) ($136.4) 1.7% Total Adjusted Operating Income $1,477.2 $1,333.3 10.8% Total Adjusted Operating Margin 16.7% 15.6% 110 bps

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (2015 FULL-YEAR RESULTS) 29 The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Adjusted Operating Income 2015 2014 Operating Income 1,002.9$ 910.4$ Acquisition-related costs 119.1 - Restructuring and other special charges 113.9 17.8 Consulting fees and executive transition expenses 25.6 23.4 Settlement costs 12.2 - Wind-down of minimum volume contract operations 5.7 - Project LaunchPad system implementation costs 3.0 - Amortization of intangibles and other assets 164.5 76.7 Adjusted operating income 1,446.9$ 1,028.3$ Adjusted EPS Diluted earnings per common share 4.34$ 5.91$ Restructuring and special items 2.44 0.34 Amortization expense 1.13 0.55 Adjusted EPS 7.91$ 6.80$ Twelve Months Ended December 31, LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (2015 FULL-YEAR RESULTS) 30 The following consolidated results include Covance as of February 19, 2015; prior to February 19, 2015, all consolidated results exclude Covance Free Cash Flow: 2015 2014 Net cash provided by operating activities 982.4$ 739.0$ Less: Capital expenditures (255.8) (203.5) Free cash flow 726.6$ 535.5$ Twelve Months Ended December 31, LABORATORY CORPORATION OF AMERICA HOLDINGS Reconciliation of Non-GAAP Financial Measures (in millions, except per share data)

31 1) During the fourth quarter of 2015, the Company recorded net restructuring and special items of $54.0 million. The charges included $25.3 million in severance and other personnel costs along with $17.0 million in facility-related costs associated with facility closures and general integration initiatives. A substantial portion of these costs relates to the planned closure of two Covance Drug Development segment (“CDD”) operations that serviced a minimum volume contract that expired on October 31, 2015. In addition, the Company recorded asset impairments of $11.9 million relating to CDD customer service applications that will no longer be used. The Company reversed previously established reserves of $0.2 million in unused facility- related costs. The Company incurred additional legal and other costs of $5.7 million relating to the wind-down of the minimum volume contract operations. The Company also recorded $10.1 million in consulting expenses relating to fees incurred as part of its Covance integration costs and compensation analysis, along with $1.1 million in short-term equity retention arrangements relating to the acquisition of Covance and $0.3 million of accelerated equity compensation relating to the announced retirement of a Company executive (all recorded in selling, general and administrative expenses). During the fourth quarter, the Company paid $12.2 million in settlement costs and litigation expenses related to the resolution of a federal court putative class action lawsuit. In addition, the Company incurred $3.0 million of non-capitalized costs associated with the implementation of a major system as part of its Project LaunchPad business process improvement initiative. The after tax impact of these charges decreased net earnings for the quarter ended December 31, 2015, by $63.2 million and diluted earnings per share by $0.61 ($63.2 million divided by 103.2 million shares). During the first three quarters of 2015, the Company recorded net restructuring and other special charges of $59.9 million. The charges included $33.9 million in severance and other personnel costs along with $12.1 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.9 million in unused facility-related costs. In addition, the Company recorded asset impairments of $14.8 million relating to lab and customer service applications that will no longer be used. The Company also recorded $15.3 million of consulting expenses relating to fees incurred as part of Project LaunchPad as well as Covance integration costs, along with $4.3 million in short-term equity retention arrangements relating to the acquisition of Covance (all recorded in selling, general and administrative expenses). In addition, the Company recorded a non-cash loss of $2.3 million, upon the dissolution of one of its equity investments (recorded in other, net in the accompanying Consolidated Statements of Operations). During the first quarter of 2015, the Company recorded $166.0 million of one-time costs associated with its acquisition of Covance. The costs included $79.5 million of Covance employee equity awards, change in control payments and short-term retention arrangements that were accelerated or triggered by the acquisition transaction (recorded in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations). The acquisition costs also included advisor and legal fees of $33.9 million (recorded in selling, general and administrative expenses in the accompanying Consolidated Statements of Operations), $15.2 million of deferred financing fees associated with the Company’s bridge loan facility as well as a make-whole payment of $37.4 million paid to call Covance’s private placement debt outstanding at the purchase date (both amounts recorded in interest expense in the accompanying Consolidated Statements of Operations). The after tax impact of these charges decreased net earnings for the twelve months ended December 31, 2015, by $245.7 million and diluted earnings per share by $2.44 ($245.7 million divided by 100.6 million shares). RECONCILIATION OF NON-GAAP FINANCIAL MEASURES – FOOTNOTES (2015 FULL-YEAR RESULTS)

32 2) During the fourth quarter of 2014, the Company recorded net restructuring and special items of $2.4 million. The charges included $0.7 million in severance and other personnel costs along with $1.7 million in facility-related costs associated with facility closures and general integration initiatives. In addition to these net restructuring charges, the Company recorded $13.2 million in consulting expenses relating to fees incurred as part of Project LaunchPad as well as legal fees associated with its Covance, Inc. acquisition (all such fees are recorded in selling, general and administrative). In conjunction with the financing of the Covance transaction, the Company incurred $4.7 million in bridge financing fees and wrote-off $1.3 million in deferred financing costs relating to its prior credit agreement which was replaced with a new credit facility. These Covance-related financing costs are recorded in interest expense. The after tax impact of these combined charges decreased net earnings for the three months ended December 31, 2014, by $13.3 million and diluted earnings per share by $0.15 ($13.3 million divided by 86.3 million shares). During the first three quarters of 2014, the Company recorded net restructuring and special items of $15.4 million. The charges included $9.9 million in severance and other personnel costs along with $6.6 million in costs associated with facility closures and general integration initiatives. The Company reversed previously established reserves of $0.4 million in unused severance and $0.7 million in unused facility-related costs. In addition, the Company recorded $10.1 million in consulting expenses relating to fees incurred as part of Project LaunchPad as well as legal fees associated with its LipoScience acquisition and one-time CFO transition costs (all such fees are recorded in selling, general and administrative). The after tax impact of these combined charges decreased net earnings for the year ended December 31, 2014, by $29.1 million and diluted earnings per share by $0.34 ($29.1 million divided by 86.4 million shares). 3) The Company continues to grow the business through acquisitions and uses Adjusted EPS Excluding Amortization as a measure of operational performance, growth and shareholder returns. The Company believes adjusting EPS for amortization provides investors with better insight into the operating performance of the business. For the quarters ended December 31, 2015 and 2014, intangible amortization was $38.3 million and $15.4 million, respectively ($26.9 million and $9.5 million net of tax, respectively) and decreased EPS by $0.26 ($26.9 million divided by 103.2 million shares) and $0.11 ($9.5 million divided by 86.2 million shares), respectively. For the twelve months ended December 31, 2015 and 2014, intangible amortization was $164.5 million and $76.7 million, respectively ($113.5 million and $47.3 million net of tax, respectively) and decreased EPS by $1.13 ($113.5 million divided by 100.6 million shares) and $0.55 ($47.3 million divided by 86.4 million shares), respectively. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES – FOOTNOTES (2015 FULL-YEAR RESULTS)